Vessels in Operation, less Accumulated Depreciation - Schedule of Variations in Net Book Value of Vessels, Including Drydocking (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Opening balance	$ 817,875	$ 856,394
Additions in the period	59,721	1,866
Depreciation expense	(41,059)	(40,385)	(40,343)
Closing balance	$ 836,537	$ 817,875	$ 856,394